SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported): December 10, 1998
                                                  -----------------


                                  Sepracor Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        0-19410                                          22-2536587
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


111 Locke Drive
Marlborough, Massachusetts                                 01757
----------------------------------------                 ----------
(Address of Principal Executive Offices)                 (Zip Code)


                                 (508) 481-6700
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         On December 10, 1998, Sepracor Inc. (the "Company") issued a press release announcing that it has priced $300 million of 7% Convertible Subordinated Debentures due December 15, 2005, which are convertible into shares of the Company's Common Stock, $.10 par value, at a conversion price of $124.875 per share. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         See Exhibit Index attached hereto.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 17, 1998                     SEPRACOR INC.


                                             By:  /s/ Robert F. Scumaci
                                                  ------------------------------
                                                  Robert F. Scumaci
                                                  Senior Vice President, Finance
                                                  and Administration




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



                                  EXHIBIT INDEX


Exhibit
Number                                  Description
------                                  -----------

 99.1                      Press Release dated December 10, 1998.